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                                                                   EXHIBIT 10.29

ETEC                          Etec Systems, Inc.

                                26460 Corporate Avenue
                                Hayward, CA 94545 USA
                                (510) 783-9210
                                Fax (510) 887-2870



                               January 25, 1996


Mr. Edward Lewis
Managing Director
CIGNA Investment Management
900 Cottage Grove Road, S-307
Hartford, CT 06002

     Re:  Etec Systems, Inc. (the "Company")
          10.65% Senior Secured Notes due November 15, 2000 (as amended, the "Notes")


Dear Ed:

     As discussed, the Company intends to prepay $5,000,000 in principal amount of the Notes on January 25, 1996, plus interest in the amount of $289,917 accrued on such principal amount to the date of prepayment (the "Prepayment").

     The Company and the holders of the Notes (such holders, collectively, "CIGNA") hereby agree that, to the extent (and only to the extent) set forth herein, the Note Purchase Agreement dated as of November 15, 1991 (as amended from time to time and as in effect on the date hereof, the "Note Purchase Agreement") and the Excess Cash Sharing Agreement dated as of January 2, 1995 (as amended from time to time and as in effect on the date hereof, the "Cash Sharing Agreement") are amended, and compliance with certain provisions thereof are waived, as set forth below:

          1. The Company and CIGNA hereby agree that the $5,000,000 principal component of the Prepayment shall be applied to the Notes as follows:

               (a) $687,500 to satisfy the May 15, 1996 required principal prepayment;

               (b) $687,500 to satisfy the August 15, 1996 required principal prepayment;

               (c) $625,000 to reduce the February 15, 2000 required principal prepayment;

               (d) $687,500 to satisfy the May 15, 2000 required principal prepayment;

               (e) $687,500 to satisfy the August 15, 2000 required principal prepayment;
          and

               (f) $1,625,000 to satisfy the November 15, 2000 required
                   principal payment.

          2. Compliance with the notification provisions and notice timing provisions of Section 5 of the Note Purchase Agreement, as they relate to the Prepayment, is hereby waived.

          3. The payment obligation, if any, of the Company to CIGNA under the Cash Sharing Agreement in respect of the fiscal year of the Company ended July 31, 1996 (such payment obligation, the "1996 Cash Sharing Payment") is deemed satisfied in all respects; provided, however, that no obligation of the Company under the Cash Sharing Agreement in respect of any fiscal year other than that ended July 31, 1996 shall be affected hereby, and provided further that CIGNA shall have no obligation to return the 1996 Cash Sharing Payment to the Company if no payment, or a lesser payment, would otherwise be due under the Cash Sharing Agreement in respect of the fiscal year of the Company ended July 31, 1996.

     Other than as expressly set forth herein, the terms and provisions of the Note Purchase Agreement and the Cash Sharing Agreement shall not be affected hereby and the Company hereby acknowledges and affirms all of its obligations under each such agreement and each other Financing Document (as such term is defined in the Note Purchase Agreement).


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     The Company acknowledges its obligations under Section 1.5 of the Note
Purchase Agreement in connection with the Prepayment.

     This letter agreement shall be construed, interpreted and enforced in accordance with, and governed by, internal Connecticut law.

     If CIGNA is in agreement with the terms and conditions set forth in this letter agreement, kindly sign in the space provided below and return a copy hereof to the Company.

                              Sincerely,


                              ETEC SYSTEMS, INC.



                              By:  /s/ Melanie J. Mock
                                   -------------------------
                                 Name:  Melanie J. Mock
                                 Title:  Treasurer


Accepted:

CIG & CO. (AS NOMINEE FOR EACH OF
CONNECTICUT GENERAL LIFE INSURANCE COMPANY AND
CIGNA MEZZANINE PARTNERS II, L.P.)



By: /s/ Edward Lewis
    --------------------------
   Name:  Edward Lewis
   Title:  Partner

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